ITEM 2. CODE OF ETHICS. Attached Exhibit 10 (a).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT. Attached Exhibit 10
(b).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. Not
Applicable.

ITEMS 5-6. (RESERVED)

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES
FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Attached
Exhibit 10 (c) and Exhibit 10 (d)

ITEMS 8. (RESERVED)

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the registrant's disclosure controls and procedures as of December 3, 2003, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant's internal controls or in other factors that could affect these controls subsequent to the date of our evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEMS 10. EXHIBITS. File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the
Item 2 requirements through filing of an exhibit:

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2) in the exact form set forth below:
Attached hereto.




SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) 						The Japan Equity
Fund, Inc.


By (Signature and Title)* 				\s\ John J.
O'Keefe
--------------------------
---------
John J. O'Keefe, Vice
President & Treasurer

Date: December 19, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* 	\s\ John J. O'Keefe
--------------------------
John J. O'Keefe, Vice
President & Treasurer

Date: December 19, 2003

By (Signature and Title)* 	\s\ Hiroshi Kimura
--------------------------
Hiroshi Kimura, Chairman

Date: December 19, 2003

* Print the name and title of each signing officer under his or her signature.